UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 16, 2017 (June 12, 2017)

iMedicor, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52765	95-4696799
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

407-505-8934

(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On June 12, 2017, Donald Sproat, the Chief Financial Officer and Chief Accounting Officer of iMedicor, Inc. (the “Company”), tendered, for personal reasons, to the Board of Directors of the Company, and the Board of Directors of the Company accepted, his resignation as the Chief Financial Officer and Chief Accounting Officer of the Company. Thereafter, on June 13, 2017, the Board of Directors of the Company appointed Scott Malmanger as the Chief Financial Officer and the Chief Accounting Officer of the Company, to serve at the pleasure of the Board of Directors of the Company.

Mr. Malmanger was the Chief Accounting Officer and VP of Finance at American K-9 Detection Services, LLC. He has more than 20 years of experience establishing accounting procedures, internal controls, financial reporting and treasury functions for businesses in security services, renewable fuels, manufacturing and financial service industries.

A copy of the press release announcing Mr. Sproat’s resignation and the appointment of Mr. Malmanger is attached to this Form 8-K as Exhibit 99.1

(d)
Exhibits

99.1
Press Release dated June 16, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iMEDICOR, INC.
(Registrant)

By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

Dated: June 16, 2017

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